SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 26, 2002

(Date of earliest event reported)

PROXIM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30993	52-2198231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, Including Area Code: (408) 731-2700

Proxim Corporation
510 DeGuigne Drive
Sunnyvale, California 94085

(Former Name or Former Address, if Changed Since Last Report)

          Proxim Corporation (formerly Western Multiplex Corporation) (the “Company”) hereby amends the following item of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2002 in connection with the consummation of a merger pursuant to the terms of the previously reported Agreement and Plan of Reorganization, dated as of January 16, 2002, among the Company, Proxim, Inc. and Walnut-Pine Merger Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), whereby Merger Sub merged with and into Proxim, Inc. (the “Merger”), with Proxim, Inc. surviving the Merger as a wholly-owned subsidiary of the Company.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The audited balance sheet of Proxim, Inc. as of December 31, 2000 and 2001, the audited statements of operations, stockholders’ equity and cash flows of Proxim, Inc. for the years ended December 31, 1999, 2000 and 2001, the notes related thereto and the report of independent accountants were previously reported in pages F-1 through F-28 of the Annual Report on Form 10-K for the year ended December 31, 2001 filed by Proxim, Inc. with the SEC on February 25, 2002 and incorporated by reference into the Registration Statement on Form S-4 (File No. 333-82014) filed by the Company with the SEC on the same date.

(b)	PRO FORMA FINANCIAL INFORMATION.

The unaudited pro forma combined condensed balance sheet as of December 31, 2001, the unaudited pro forma combined condensed statement of operations for the year ended December 31, 2001 and the notes related thereto were previously reported in pages 91 through 96 of the Registration Statement on Form S-4 (File No. 333-82014) filed by the Company with the SEC on February 25, 2002.

(c)	EXHIBITS

	2.1*	Agreement and Plan of Reorganization, dated as of January 16, 2002, among Western Multiplex Corporation, Walnut-Pine Merger Corp. and Proxim, Inc.

	99.1**	Press release, dated March 26, 2002, announcing completion of the Merger.

*	Previously filed with the SEC as Annex A to the proxy statement/prospectus contained in the Company’s Registration Statement on Form S-4 (File No. 333-82014) on February 25, 2002 and as Exhibit 2.1 of the Company’s Current Report on Form 8-K on January 18, 2002.

**	Previously filed with the SEC as Exhibit 99.1 to the Company’s Current Report on Form 8-K on March 26, 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2002	PROXIM CORPORATION (Registrant)

	By:	/s/ KEITH E. GLOVER Keith E. Glover Executive Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBITS

2.2*	Agreement and Plan of Reorganization, dated as of January 16, 2002, among Western Multiplex Corporation, Walnut-Pine Merger Corp. and Proxim, Inc.

99.1**	Press release, dated March 26, 2002, announcing completion of the Merger.

*	Previously filed with the SEC as Annex A to the proxy statement/prospectus contained in the Company’s Registration Statement on Form S-4 (File No. 333-82014) on February 25, 2002 and as Exhibit 2.1 of the Company’s Current Report on Form 8-K on January 18, 2002.

**	Previously filed with the SEC as Exhibit 99.1 to the Company’s Current Report on Form 8-K on March 26, 2002.